SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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New Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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New Bancorp, Inc.
45 North Whittaker Street
New Buffalo, Michigan 49117
(269) 469-2222

April 27, 2018

Dear Stockholder:

We cordially invite you to attend the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of New Bancorp, Inc. Our Annual Meeting will be held at the main office of New Buffalo Savings Bank located at 45 North Whittaker Street, New Buffalo, Michigan 49117 at 9:00 a.m., Eastern time, on Tuesday, June 5, 2018.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning our activities and operating results.

The Annual Meeting is being held so that stockholders may vote upon the election of directors and the ratification of the appointment of BKD, LLP as our independent registered public accounting firm for the year ending December 31, 2018 and any other business that properly comes before the Annual Meeting.

Our Board of Directors has determined that approval of each of the matters to be considered at the Annual Meeting is in the best interests of New Bancorp and our stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of directors and “FOR” the ratification of the appointment of BKD, LLP as our independent registered public accounting firm for the year ending December 31, 2018.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

/s/ Richard Sauerman
Richard Sauerman
President and Chief Executive Officer

NEW BANCORP, INC.
45 North Whittaker Street
New Buffalo, Michigan 49117
(269) 469-2222

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Tuesday, June 5, 2018

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of New Bancorp, Inc. (the “Company”) will be held at the main office of New Buffalo Savings Bank located at 45 North Whittaker Street, New Buffalo, Michigan 49117 at 9:00 a.m., Eastern time, on Tuesday, June 5, 2018.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is being held so that stockholders may vote on the following matters:

1.	The election of one director of New Bancorp, Inc.;

2.	The ratification of the appointment of BKD, LLP as our independent registered public accounting firm for the year ending December 31, 2018; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on April 13, 2018 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE COMPANY’S SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Ralph Sommerfeld
Ralph Sommerfeld
Corporate Secretary
New Buffalo, Michigan
April 27, 2018

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

Proxy Statement
of
New Bancorp, Inc.
45 North Whittaker Street
New Buffalo, Michigan 49117
(269) 469-2222

ANNUAL MEETING OF STOCKHOLDERS
To be Held on Tuesday, June 5, 2018

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of New Bancorp, Inc. (the “Company”) to be used at the Company’s 2018 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at the main office of New Buffalo Savings Bank located at 45 North Whittaker Street, New Buffalo, Michigan at 9:00 a.m., Eastern time, on Tuesday, June 5, 2018, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 27, 2018.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Company’s Board of Directors will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holder’s discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, which may properly come before the Annual Meeting or any adjournments thereof.

Proxies may be revoked by sending written notice of revocation to the Company’s Secretary at the Company’s address shown above, the submission of a later-dated proxy, or by voting in person at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Company’s Secretary prior to the voting of such proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Holders of record of the Company’s common stock, par value $0.01 per share, as of the close of business on April 13, 2018 (the “Record Date”) are entitled to one vote for each share then held. As of the Record Date, the Company had 719,531 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.

In accordance with the provisions of the Company’s Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. The

Company’s Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominee proposed by the Board of Directors or to WITHHOLD AUTHORITY to vote for the nominee being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the largest number of votes cast are elected, up to the maximum number of directors to be elected at the Meeting.

As to the ratification of the Company’s independent registered public accounting firm, the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote FOR the proposal; (ii) vote AGAINST the proposal; or (iii) ABSTAIN from voting on the proposal. The ratification of the Company’s independent registered public accounting firm must be approved by the affirmative vote of a majority of the votes cast without regard to broker non-votes or proxies marked ABSTAIN.

In the event at the time of the Annual Meeting there are not sufficient votes for a quorum or to approve or ratify any matter being presented, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

Proxies solicited hereby will be returned to us and will be tabulated by an Inspector of Election designated by the Company’s Board of Directors.

Participants in the ESOP. If you participate in the New Buffalo Savings Bank Employee Stock Ownership Plan (the “ESOP”), you will receive a vote authorization form that reflects all shares you may direct the trustee to vote on your behalf under the plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee will vote all unallocated shares of New Bancorp common stock held by the ESOP and all allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your voting instructions is May 29, 2018.

Persons and groups who beneficially own in excess of five percent of the Company’s common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership. The following table sets forth, as of April 13, 2018, the Record Date, the shares of common stock beneficially owned by the Company’s named executive officers and directors individually, by executive officers and directors as a group, and by each person or group known by us to beneficially own in excess of five percent of the Company’s common stock.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership(1)	Percent of Shares of Common Stock Outstanding

Five Percent Stockholders:

Maltese Capital Management LLC (2) 150 East 52nd Street, 30th Floor New York, New York 10022	66,200	9.5%

Lance S. Gad (3) 5310 North Ocean Drive, # 702 Singer Island, Florida 33404	63,200	9.1%

New Buffalo Savings Bank (4) Employee Stock Ownership Plan 45 North Whittaker Street New Buffalo, Michigan 49117	55,548	7.7%

Directors, Nominees and Executive Officers: (5)

Ralph Sommerfeld	11,393(6)	1.6%
Jeffrey Vickers	16,393(7)	2.3%
Richard Sauerman	23,518(8)	3.3%
Dale Parkison	1,393(9)	*
Robert Rose	1,393(10)	*
Shawna Zawada	1,000(11)	*

All Directors, Nominees and Executive Officers as a Group (6 persons)	54,556	7.6%

(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he or she has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares, and “investment power” is the power to dispose or direct the disposition of shares. The shares set forth above for directors and executive officers include all shares held directly, as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

(2)	Based on a Schedule 13G/A filed with the SEC on February 2, 2017.
(3)	Based on a Schedule 13G filed with the SEC on October 28, 2015.
(4)	Based on a Schedule 13G/A filed with the SEC on February 14, 2018.
(5)	The business address of each director, nominee and executive officer is 45 North Whittaker Street, New Buffalo, Michigan 49117.
(6)	Includes 1,393 shares of restricted stock over which Mr. Sommerfeld has voting control.
(7)	Includes 1,393 shares of restricted stock over which Mr. Vickers has voting control.
(8)	Includes 6,966 shares of restricted stock over which Mr. Sauerman has voting control, and includes 1,552 shares allocated to Mr. Sauerman’s ESOP account.
(9)	Includes 1,393 shares of restricted stock over which Mr. Parkison has voting control.
(10)	Includes 1,393 shares of restricted stock over which Mr. Rose has voting control.
(11)	Includes 1,000 shares of restricted stock over which Ms. Zawada has voting control.
*	Less than 1%.

PROPOSAL I - ELECTION OF DIRECTORS

The Company’s Board of Directors is comprised of five members. The Company’s bylaws provide, and the terms of the Company’s Board of Directors are classified so, that approximately one-third of the directors are to be elected annually. The Company’s directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. One director will be elected at the Annual Meeting. The Company’s Nominating Committee has nominated Richard Sauerman to serve as director for a three-year term. Mr. Sauerman is a member of the Board of Directors, and as nominee has agreed to serve, if elected.

The table below sets forth certain information regarding the composition of the Company’s Board of Directors, including the terms of office of each director. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such other substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominee and any other person pursuant to which such nominee was selected.

The Board of Directors recommends a vote “FOR” the nominee listed in this Proxy Statement.

The following table sets forth certain information regarding the Company’s directors.

Name	Age at April 13, 2018	Position	Term to Expire	Director Since(1)

Nominees

Richard Sauerman	58	President, Chief Executive and Officer	2018	2012

Current Directors

Ralph Sommerfeld	62	Director	2020	2001
Jeffrey Vickers	52	Chairman of the Board	2020	2004
Dale Parkison	56	Director	2019	2017
Robert P. Rose	57	Director	2019	2017

(1)        Includes service on the Board of Directors of New Buffalo Savings Bank.

The Business Background of the Company’s Directors and Executive Officers

The business experience for the past five years of each of the Company’s directors and executive officers is set forth below. With respect to directors, the biographies also contain information regarding the person’s experience, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that the person should serve as a director. Each director is also a director of New Buffalo Savings Bank (the “Bank”). Unless otherwise indicated, directors and executive officers have held their positions for the past five years.

Nominees

Richard C. Sauerman is our President and Chief Executive Officer, positions he has held since July 2012. Mr. Sauerman began his employment with New Buffalo Savings Bank in January 2012 as our President. Mr. Sauerman has over 36 years of banking and finance experience. Prior to joining New Buffalo Savings Bank, from 1995 through 2011, Mr. Sauerman held positions of increasing responsibility with HFS Bank, Hobart, Indiana until its acquisition by MainSource Bank, Greensburg, Indiana in 2006 where he continued his employment, rising to the position of Director of Commercial Banking, Northwest Region.

Mr. Sauerman’s experience provides the Board with a perspective on the day to day operations of New Buffalo Savings Bank, and assists the Board in assessing the trends and developments in the financial institutions industry on a local and national basis. Additionally, Mr. Sauerman has extensive ties to the community that support our business generation.

Continuing Directors

Ralph Sommerfeld is an owner, manager and Funeral Director of the Sommerfeld Chapel in New Buffalo, Michigan which is part of Starks Family Funeral Homes, headquartered in St. Joseph, Michigan, a position he has held since 2002. Mr. Sommerfeld is our longest serving board member and as such provides the Board with extensive institutional knowledge of the Bank. Mr. Sommerfeld’s experience as an executive of a local business also provides our Board a valuable perspective on the needs of our business customers.

Jeffrey Vickers has, since 1983, been employed by Vickers Engineering, Inc., a Precision Machining Company headquartered in New Troy, Michigan, serving as the company’s President from 1988 to 2000. Since the company’s sale in 2000, he has served as Vice President Engineering Sales. In May 2015 Mr. Vickers was elected Chairman of our board of directors. Mr. Vickers’ extensive experience in administration and sales of a mid-sized corporation as well as serving on its executive management team provides the Board with general business acumen and insight in assessing strategic decisions by New Buffalo Savings Bank.

Dale A. Parkison, C.P.A. has served as President of Parkison & Hinton, Inc. P.C., a certified public auditing firm, since 1992. He has previously served on the board of directors of The LaPorte Savings Bank, LaPorte, Indiana, and City Savings Financial, Michigan City, Indiana. We believe Mr. Parkison’s long experience in public accounting and in banking makes him a valuable director.

Robert P. Rose is the President of Harbour Trust & Investment Management Company in Michigan City, Indiana. He has previously served on the board of directors of The LaPorte Savings Bank, LaPorte, Indiana. Mr. Rose has more than twenty-five years of financial industry experience, with an emphasis on strategic planning and investment and trust management. We believe Mr. Rose’s many years of experience in the financial services industry and his knowledge of our community make him a valuable director.

Executive Officer Who Is Not a Director

Shawna L. Zawada is our Chief Financial Officer and joined New Buffalo Savings Bank in August 2016 as controller and principal financial officer. Since 2007, Ms. Zawada served in positions of increasing responsibility at IU Health La Porte Hospital, La Porte, Indiana. These positions included Staff Accountant, Financial Analyst, Senior Financial Analyst, and from June 2014 until August 2016, Lean Deployment Leader where she utilized the Lean methodology that relies on a collaborative team effort to improve performance by combining lean enterprise and Six Sigma to eliminate system waste, reduce costs and improve efficiency.

Meetings and Committees of the Board of Directors

We conduct business through meetings of our Board of Directors and its committees. In 2017, the board of directors met 16 times. No member of the Board or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees of the board on which he or she served (during the periods that he or she served). The Board of Directors of New Bancorp has established standing committees, including a Compensation Committee, a Nominating and Corporate Governance Committee and an Audit Committee. The Nominating and Corporate Governance Committee and the Audit Committee each operate under a written charter, which governs its composition, responsibilities and operations. These charters may be found on our website located at www.newbuffalosavings.com.

Board Independence

The Board of Directors has determined that each of the Company’s directors and nominees, with the exception of Richard Sauerman, is “independent” as defined in the listing standards of the Nasdaq Stock Market which the Company chooses to follow for purposes of such determination. Mr. Sauerman is not independent because he is an executive officer of the Company.

There were no transactions required to be reported under “Transactions with Certain Related Persons,” below that were considered in determining the independence of the Company’s directors.

Board Leadership Structure

To assure effective and independent oversight of management, the Board of Directors has separated the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between these two roles in management of the Company. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer, sets the agenda for Board meetings and presides over meetings of the full Board. The Chairman of the Board is an independent, non-management role.

Board’s Role in Risk Oversight

The Board’s role in the Company’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, strategic and reputational risks. The full Board (or the appropriate committee in the case of risks that are reviewed and discussed at committee meetings) receives these reports from the appropriate “risk owner” within the organization to enable the Board or appropriate committee to understand the Company’s risk identification, risk management and risk mitigation strategies. When a committee receives the report, the Chairman of the relevant committee will report on the discussion to the full Board at the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of directors Ralph Sommerfeld, who serves as chairman, and Dale Parkison, each of whom is considered “independent” as defined in the Nasdaq corporate governance listing standards, which we choose to follow. The Board of Directors has adopted a written charter for the Committee. The Nominating and Corporate Governance Committee charter is available on our website at www.newbuffalosavings.com. The Nominating and Corporate Governance Committee met once during 2017.

The functions of the Nominating and Corporate Governance Committee include the following:

●	to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

●	to review and monitor compliance with the requirements for board independence;

●	to review the committee structure and make recommendations to the Board regarding committee membership; and

●	to develop and recommend corporate governance guidelines to the Board of Directors for its approval.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating and Corporate Governance Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

●	has personal and professional ethics and integrity;

●	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

●	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

●	is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

●	is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and the Company’s stockholders; and

●	has the capacity and desire to represent the balanced, best interests of the Company’s stockholders as a group, and not primarily a special interest group or constituency.

In addition, the Nominating and Corporate Governance Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, whether the candidate would satisfy the SEC’s independence standards applicable to members of the Company’s audit committee, and the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

The Company does not maintain a specific diversity policy, but diversity is considered in the Company’s review of candidates. Diversity includes not only gender and ethnicity, but the various perspectives that come from having differing viewpoints, geographic and cultural backgrounds, and life experiences.

Procedures for the Recommendation of Director Nominees by Stockholders

The Nominating and Corporate Governance Committee has adopted procedures for the submission of recommendations for director nominees by stockholders. Stockholders may submit the names of qualified candidates for director by writing to the Corporate Secretary, at 45 North Whittaker Street, New Buffalo, Michigan 49117. To be timely, the submission of a candidate for director by a stockholder must be received by the Corporate Secretary not less than 180 days prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting of stockholders.

The submission must include the following information:

●	the name and address of the stockholder as he or she appears on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

●	the name, address and contact information for the candidate, and the number of shares of the Company’s common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

●	a statement of the candidate’s business and educational experience;

●	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

●	a statement detailing any relationship between the candidate and us;

●	a statement detailing any relationship between the candidate and any of the Company’s customers, suppliers or competitors;

●	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

●	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in “Advance Notice of Business to be Conducted at Annual Meeting.”

Stockholder Communications with the Board

Any of the Company’s stockholders who want to communicate with the Board of Directors or with any individual director can write to the Company’s Corporate Secretary, at 45 North Whittaker Street, New Buffalo, Michigan 49117. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

●	forward the communication to the director or directors to whom it is addressed;

●	attempt to handle the inquiry directly, for example, where it is a request for information about us or it is a stock-related matter; or

●	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management shall present a summary of all communications received since the last meeting that were not previously forwarded and make those communications available to the directors.

Code of Ethics

The Company has adopted a Code of Ethics that is applicable to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. This Code is designed to deter wrongdoing and to promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. There were no amendments made to or waivers from the Company’s Code of Ethics in 2015. Persons interested in obtaining a copy of the Code of Ethics may do so by writing to the Company at: New Bancorp, Inc., 45 North Whittaker Street, New Buffalo, Michigan 49117, Attention, Corporate Secretary.

Attendance at Annual Meetings of Stockholders

The Company does not have a policy regarding director attendance at annual meetings of stockholders, although directors are requested to attend these meetings absent unavoidable conflicts. All of our directors attended our 2017 annual meeting.

Compensation Committee

The members of the Compensation Committee are directors Jeffrey Vickers, who serves as chairman, Robert Rose and Ralph Sommerfeld, each of whom is considered “independent” as defined in the Nasdaq corporate governance listings standards. The committee is responsible for reviewing all compensation matters related to the Company’s employees. The Compensation Committee met twice in 2017. The Compensation Committee has adopted a written charter which is available on our website located at www.newbuffalosavings.com.

The Compensation Committee approves the compensation objectives for the Company and the Bank and establishes the compensation for the Chief Executive Officer and other executives. The Company’s President and Chief Executive Officer provides recommendations to the Compensation Committee on matters of compensation philosophy, plan design and the general guidelines for employee compensation. However, Mr. Sauerman does not vote on and is not present for any discussion of his own compensation. These recommendations are then considered by the Compensation Committee. The Compensation Committee reviews all compensation components for the Company’s Chief Executive Officer and other highly compensated executive officers’ compensation including base salary, annual incentive, long-term incentives and other perquisites. In addition to reviewing competitive market values, the committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executive’s total compensation package. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors.

Audit Committee

The Company’s Audit Committee consists of directors Dale Parkison, who serves as chairman, and Robert Rose, both of whom are “independent” under the Nasdaq corporate governance listing standards and SEC Rule 10A-3. The Board has determined that Dale Parkison qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the SEC.

The Audit Committee reviews the contents of and conclusions in audit reports prepared by the Company’s independent registered public accounting firm, reviews and approves the annual engagement of the Company’s independent registered public accounting firm, the Company’s audit and compliance related policies, and reviews with management and the Company’s independent registered public accounting firm, the Company’s financial statements and internal controls. The Board of Directors has adopted a written charter for the Audit Committee, which may be found on our website located at www.newbuffalosavings.com. The Audit Committee met four times during 2017.

Audit Committee Report

As part of its ongoing activities, the Audit Committee has:

●	Reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2017;

●	Discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees; and

●	Received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and discussed with the independent auditor the independent auditor’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

The Audit Committee:

Dale Parkison

Robert P. Rose

Section 16(a) Beneficial Ownership Reporting Compliance

The Company’s common stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934. The Company’s executive officers and directors and beneficial owners of greater than 10% of the Company’s common stock (“10% beneficial owners”) are required to file reports with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Company’s common stock. SEC rules require disclosure in the Company’s Proxy Statement and Annual Report on Form 10-K of the failure of an executive officer, director or 10% beneficial owner to file such forms on a timely basis. Based on the Company’s review of ownership reports and management questionnaires, the Company believes that directors Rose and Parkison, and our chief financial officer, Shawna Zawada, were each delinquent on filing a Form 3, each of which were subsequently filed. Other than these filings, the Company believes that none of the Company’s executive officers or directors failed to file these reports on a timely timely basis during 2017.

Executive Officer Compensation

Summary Compensation Table. The table below sets forth the total compensation paid to or earned by our President and Chief Executive Officer, Richard Sauerman, for the years ended December 31, 2017 and 2016, and Shawna Zawada, who serves as our Chief Financial Officer, for the year ended December 31, 2017. Each individual listed in the table below is referred to as a named executive officer.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards (1)	Option Awards (2)	All other compensation(3) ($)	Total ($)
Richard Sauerman	2017	167,310	55,000	98,151	49,981	16,754	387,196
President and Chief Executive Officer	2016	161,816	―	―	―	16,964	178,780

Shawna Zawada	2017	90,577	15,200	14,100	11,480	1,446	132,803
Chief Financial Officer

(1)	Reflects the aggregate grant date fair value for restricted stock awards computed in accordance with FASB ASC Topic 718 – Share Based Payment, based on the closing price of New Bancorp’s common stock on the grant date ($14.09 per share on June 30, 2017). Restricted stock awards vest in five approximately equal installments, with the first vesting occurring on June 30, 2018. As of December 31, 2017, Mr. Sauerman and Ms. Zawada had an outstanding stock award of 6,966 and 1,000, respectively.

(2)	Reflects the aggregate grant date fair value for stock options computed in accordance with FASB ASC Topic 718, using the binomial option pricing model to estimate the fair value of stock option awards. Stock option awards vest in five approximately equal installments, with the first vesting occurring on June 30, 2018. As of December 31, 2017, Mr. Sauerman had an outstanding option award for 17,415 shares and Ms. Zawada had an outstanding option award for 4,000 shares. The actual realized value of the stock options, if any, will depend on the extent to which the market value of New Bancorp’s common stock exceeds the exercise price of the stock options on the exercise date. Accordingly, there is no assurance that the realized value will be at or near the estimated value reflected in the table.

(3)	For 2017, for Mr. Sauerman, includes $11,700 of board fees and employer contributions to the 401(k) plan and the HSA Plan of $4,304 and $750, respectively.

Benefit Plans and Agreements

Employment Agreement with Richard Sauerman. Mr. Sauerman and New Buffalo Savings Bank are parties to an employment agreement entered into in 2015. The Company is also a party to the employment agreement as a guarantor of the payments and benefits due from the Bank.

The employment agreement has an initial term of three years. Each year, the board of directors may renew the agreement for an additional year so that the remaining term will again become three years. The current term of the employment agreement expires on April 1, 2020. In addition to base salary, the agreement provides for, among other things, participation in bonus programs and other benefit plans and arrangements applicable to executive employees. The current base salary for Mr. Sauerman is $175,000. The Bank may terminate Mr. Sauerman’s employment for “cause” (as defined in the agreement) at any time, in which event he would have no right to receive compensation or other benefits for any period after his termination of employment.

Certain events resulting in Mr. Sauerman’s termination or resignation will entitle him to payments of severance benefits following the termination of his employment. In the event of Mr. Sauerman’s involuntary termination for reasons other than for cause, disability or retirement, or in the event he resigns during the term for “good reason” (as defined in the agreement), he would become entitled to a lump sum cash severance payment equal to the base salary and incentive compensation he would have earned for the remaining unexpired term of the employment agreement. In addition, Mr. Sauerman would become entitled, at no expense to him, to the continuation of life insurance and non-taxable medical and dental coverage for the remaining unexpired term of the employment agreement, or if the coverage is not permitted by applicable law or if providing the benefits would subject the Bank to penalties, he will receive a cash lump sum payment equal to the value of the benefits.

In the event of a change in control of the Bank or the Company followed by Mr. Sauerman’s involuntary termination other than for cause, disability or retirement, or upon his resignation for “good reason,” he would become entitled to a lump sum cash severance payment equal to three times his “base amount,” as that term is defined for purposes of Internal Revenue Code Section 280G. In addition, Mr. Sauerman would become entitled, at no expense to him, to the continuation of life insurance and non-taxable medical and dental coverage for thirty-six months following his termination of employment, or if the coverage is not permitted by applicable law or if providing the benefits would subject the Bank to penalties, he will receive a cash lump sum payment equal to the value of the benefits.

Under the employment agreement, if Mr. Sauerman becomes disabled (as described in the agreement), he will receive benefits under any short-term or long-term disability plans maintained by the Bank, plus, if amounts paid under the disability programs are less than his base salary for the first year following his termination of employment and less than 66-2/3% of his base salary after one year, the

Bank will pay him an additional amount equal to the difference between the disability plan benefits and the amount of his base salary (or up to 66-2/3% of his base salary after one year) until the earlier of his recovery from the disability, the date he attains age 65 or the remaining term of the employment agreement. The Bank will also provide him with continued life insurance and non-taxable medical and dental coverage for a period of one year.

In the event of Mr. Sauerman’s death, his estate or beneficiaries will be paid his base salary through the end of the month in which his death occurs and his dependents will be entitled to continued non-taxable medical, dental and other insurance for one year following his death.

Upon termination of Mr. Sauerman’s employment (other than following a change in control), he will be subject to certain restrictions on his ability to compete or to solicit business or employees of the Bank and the Company for a period of one year following his termination of employment.

Salary Continuation Agreement. The Bank has entered into a salary continuation agreement with Mr. Sauerman, effective as of May 28, 2015. The salary continuation agreement is a non -qualified retirement plan intended to provide supplemental retirement benefits to Mr. Sauerman.

Under the salary continuation agreement, New Buffalo Savings Bank will credit to an account on behalf of Mr. Sauerman $21,500 a year for five years (2015-2019). New Buffalo Savings Bank may also provide a discretionary contribution to the account. The account will earn interest each year at the rate of 4.5%. Mr. Sauerman is 100% vested in his account balance.

Mr. Sauerman’s vested account balance will be distributed upon the earlier of his death or separation from service (other than on account of cause). Mr. Sauerman’s benefit will be paid in equal annual installments for fifteen years, unless his separation from service occurs within two years of a change in control, in which case the benefit will be paid in a single lump sum.

401(k) Plan. New Buffalo Savings Bank sponsors the New Buffalo Savings Bank 401(k) Plan (“401(k) Plan”). New Bancorp’s named executive officers are eligible to participate in the 401(k) Plan just like any other employee. Under the 401(k) Plan a participant may elect to defer, on a pre-tax basis, up to 100% of his or her salary in any plan year, subject to limits imposed by the Internal Revenue Code. In addition to salary deferral contributions, New Buffalo Savings Bank may make matching contributions; currently equal to 100 percent of the participant’s salary deferral contributions on the first three percent of the participant’s compensation. A participant is always 100% vested in his or her salary deferral contributions and vest in the employer matching contributions at the rate of 20% per year, so that they are fully vested after five years of service.

Defined Benefit Pension Plan. New Buffalo Savings Bank participates in a multiple employer defined benefit pension plan (the “Pension Plan”). Effective January 1, 2011, the annual benefit provided to employees under the Pension Plan was frozen and no employees were eligible to enter the Pension Plan as participants following that date. Freezing the Pension Plan eliminated all future benefit accruals; however, the accrued benefits as of January 1, 2011 remain. .

Employee Stock Ownership Plan. In connection with the conversion, New Buffalo Savings Bank adopted an employee stock ownership plan for eligible employees. New Bancorp’s named executive officers are eligible to participate in the employee stock ownership plan just like any other employee. Eligible employees who have attained age 21 and have completed one year of service are eligible to participate in the plan. A year of service is generally a twelve month period in which an employee works at least 1,000 hours.

The employee stock ownership plan trustee purchased, on behalf of the employee stock ownership plan, up to 8% of the total number of shares of New Bancorp common stock issued in the offering and funded its stock purchase with a loan from New Bancorp equal to the aggregate purchase price of the common stock. The loan will be repaid principally through New Buffalo Savings Bank’s contribution to the employee stock ownership plan and dividends payable on common stock held by the employee stock ownership plan over the 20-year term of the loan.

The trustee holds the shares purchased by the employee stock ownership plan in an unallocated suspense account, and shares will be released from the suspense account on a pro-rata basis as the loan is repaid. The trustee will allocate the shares released among participants on the basis of each participant’s proportional share of compensation relative to all participants. A participant becomes vested in his or her account balance at a rate of 20% per year over a 5-year period. Participants who were employed by New Buffalo Savings Bank immediately prior to the offering receive credit for vesting purposes for years of service prior to adoption of the employee stock ownership plan. Participants also will become fully vested upon normal retirement, death or disability, a change in control, or termination of the employee stock ownership plan. Generally, participants will receive distributions from the employee stock ownership plan upon separation from service. The employee stock ownership plan reallocates any unvested shares forfeited upon termination of employment among the remaining participants.

2017 Equity Incentive Plan. June 6, 2017, the stockholders of New Bancorp, Inc. approved the 2017 Equity Incentive Plan (the “Equity Plan”) which provides for the grant of stock based awards to its directors and executive officers of the Company and the Bank. The Plan authorizes the issuance or delivery of up to 97,440 shares of New Bancorp, Inc. common stock pursuant to grants of restricted stock awards, restricted stock unit awards, incentive stock options, and non-qualified stock options. Of this number, the maximum number of shares of New Bancorp, Inc. common stock that may be issued under the 2017 Equity Incentive Plan pursuant to the exercise of stock options is 69,600 shares, and the maximum number of shares of New Bancorp, Inc. common stock that may be issued as restricted stock awards or restricted stock units is 27,840 shares.

The Committee approved awards under the Equity Incentive Plan on June 30, 2017. All stock options and restricted stock awards are subject to time-based vesting and vest over a five-year period, with 20% of the awards vesting each year, beginning on June 30, 2018. The recipients of restricted stock awards are entitled to receive cash dividends, if any, paid on all restricted stock awards, whether such awards are vested or not.

Outstanding Equity Awards at Year End. The following table sets forth information with respect to outstanding equity awards as of December 31, 2017 for the Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2017 (1)

	Option awards					Stock awards

Equity
incentive plan
awards:
	Number of	Number of	number of
	securities	securities	securities			Number of
	underlying	underlying	underlying			shares of	Market value of
	unexercised	unexercised	unexercised	Option		restricted	shares of restricted
	options (#)	options (#)	unearned	exercise	Option expiration	stock that have	stock that have not
Name	exercisable	unexercisable	options (#)	price ($)	date	not vested (#)	vested ($)(2)
Richard C. Sauerman	—	17,415	—	14.09	06/30/27	6,966	134,443
Shawna Zawada	—	4,000	—	14.09	06/30/27	1,000	19,300

(1)	All equity awards noted in this table were granted pursuant to the 2017 Equity Incentive Plan, which was approved by shareholders in June 2017, and represent all awards held at December 31, 2017 by the Named Executive Officers. On June 30, 2017, the Named Executive Officers were granted shares of restricted stock and stock options. All awards vest at a rate of 20% per year commencing on June 30, 2018.
(2)	Reflects the closing market price of the stock on the last trading day of the year, December 29, 2017 ($19.30), multiplied by the number of shares of restricted stock held by the named executive officer on such date.

Director Compensation

The following table sets forth for the year ended December 31, 2017 certain information as to the total remuneration we paid to our directors other than Richard Sauerman. Information with respect to director fees paid to Richard Sauerman is included above in “Executive Officer Compensation – Summary Compensation Table.”

	Fees earned
	or paid in
	cash	Stock	Option	Total
Name	($)	Awards (1)	Awards (2)	($)
Ralph Sommerfeld	14,200	19,627	9,996	43,823
Jeffrey Vickers	15,950	19,627	9,996	45,573
Dale Parkison	12,650	19,627	9,996	42,273
Robert P. Rose	13,000	19,627	9,996	42,623

(1)	Reflects the aggregate grant date fair value for restricted stock awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718 – Share Based Payment, based on the closing price of New Bancorp’s common stock on the grant date ($14.09 per share on June 30, 2017). Restricted stock awards vest in five approximately equal installments, with the first vesting occurring on June 30, 2018. As of December 31, 2017, each individual had an outstanding stock award for 1,393 shares.
(2)	Reflects the aggregate grant date fair value for stock options computed in accordance with FASB ASC Topic 718, using the binomial option pricing model to estimate the fair value of stock option awards. Stock option awards vest in five approximately equal installments, with the first vesting occurring on June 30, 2018. As of December 31, 2017, each individual had an outstanding option award for 3,483 shares. The actual realized value of the stock options, if any, will depend on the extent to which the market value of New Bancorp’s common stock exceeds the exercise price of the stock options on the exercise date. Accordingly, there is no assurance that the realized value will be at or near the estimated value reflected in the table.

For the year ended December 31, 2017, each director of New Buffalo Savings Bank was paid a fee of $900 for each meeting of the board of directors attended, and non-employee board members received a fee of $250 per day for committee meetings attended.

Each person who serves as a director of New Bancorp also serves as a director of New Buffalo Savings Bank and earns director and committee fees only in his or her capacity as a board or committee member of New Buffalo Savings Bank.

Transactions With Certain Related Persons

In the ordinary course of business, New Buffalo Savings Bank makes loans available to its directors, officers and employees. These loans are made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans to other borrowers not related to New Buffalo Savings Bank. Management believes that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

The Sarbanes-Oxley Act of 2002 generally prohibits us from making loans to the Company’s executive officers and directors, but it contains a specific exemption from such prohibition for loans made by New Buffalo Savings Bank to the Company’s executive officers and directors in compliance with federal banking regulations. At December 31, 2017, all of New Buffalo Savings Bank’s loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to persons not related to New Buffalo Savings Bank, and did not involve more than the normal risk of collectibility or present other unfavorable features.

PROPOSAL II – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Company’s Board of Directors has approved the engagement of BKD, LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2018. Auditors are not deemed independent unless the Audit Committee has approved the engagement, or alternatively, the engagement is entered into pursuant to detailed pre-approval policies and procedures established by the Audit Committee which sets forth each specific service to be performed by the auditor.

At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of BKD, LLP for the year ending December 31, 2018. A representative of BKD, LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.

Audit Fees. The aggregate fees billed for professional services rendered by BKD, LLP for the audit of the Company’s annual financial statements for 2017 and 2016 were $85,150 and $95,500, respectively.

Audit-Related Fees. There were no audit-related fees by BKD, LLP that were reasonably related to the performance of the audits described above in 2017 and 2016.

Tax Fees. The aggregate fees billed for professional services by BKD, LLP for tax services were $8,100 and $8,400 for 2017 and 2016, respectively.

All Other Fees. There were no fees billed for professional services rendered for the Company by BKD, LLP for services other than those listed above for 2017 and 2016.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee pre-approved 100% of the tax fees and the other non-audit fees described above during 2017.

The Audit Committee has considered whether the provision of non-audit services by BKD, LLP, relating primarily to tax services, is compatible with maintaining the independence of BKD, LLP. The Audit Committee concluded that performing such services would not affect the independence of BKD, LLP in performing its function as auditor of the Company.

In order to ratify the selection of BKD, LLP as the independent registered public accounting firm for 2018, the proposal must receive a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote “FOR” the ratification of BKD, LLP as independent registered public accounting firm for 2018.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the Company’s proxy materials for the Company’s 2018 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, 45 North Whittaker Street, New Buffalo, Michigan, 49117 no later than December 28, 2018. If the date of the 2019 Annual Meeting of Stockholders is changed by more than 30 days from the anniversary date of the 2018 annual meeting, any stockholder proposal must be received at a reasonable time before the Company prints or mails proxy materials for such meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any stockholder proposal (regardless of whether included in the Company’s proxy materials), the Company’s articles of incorporation and Bylaws and Maryland corporation law.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT ANNUAL MEETING

The Company’s Bylaws generally provides that any stockholder desiring to make a proposal for new business at an annual meeting of stockholders or to nominate one or more candidates for election as directors must submit written notice filed with the Secretary of the Company not less than the close of business on the 90th day prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting and not earlier than the close of business on the 120th day prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting; provided, that if (A) less than 90 days’ prior public disclosure of the date of the meeting is given to stockholders and (B) the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, such written notice shall be timely if delivered or mailed to and received by the Secretary of the Company at the principal executive office of the Company not later than the tenth day following the day on which public disclosure of the date of such meeting is first made. The notice must include the stockholder’s name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in the proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

The 2019 Annual Meeting is expected to be held on June 4, 2019. For the 2019 annual meeting of shareholders, the notice would have to be received between December 28, 2018 and January 27, 2019.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.

MISCELLANEOUS

The Company will bear the cost of solicitation of proxies and the Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, the Company’s directors, officers and regular employees may solicit proxies personally, by telephone or by other forms of communication without additional compensation.

THE COMPANY’S 2017 ANNUAL REPORT TO STOCKHOLDERS IS BEING FURNISHED TO STOCKHOLDERS. COPIES OF ALL OF THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE WITHOUT CHARGE BY WRITING TO THE COMPANY AT 45 NORTH WHITTAKER STREET, NEW BUFFALO, MICHIGAN 49117, ATTENTION: CORPORATE SECRETARY.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Ralph Sommerfeld
Ralph Sommerfeld
Corporate Secretary

New Buffalo, Michigan
April 27, 2018

REVOCABLE PROXY

NEW BANCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 5, 2018

The undersigned hereby appoints the official proxy committee consisting of the Board of Directors of New Bancorp, Inc. (the “Company”) with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the main office of New Buffalo Savings Bank located at 45 North Whittaker Street, New Buffalo, Michigan 49117 at 9:00 a.m., Eastern time, on Tuesday, June 5, 2018. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

			FOR	WITHHELD
1.	The election as directors of the nominees listed below for the term indicated.		☐	☐	☐

	Richard C. Sauerman	(three-year term)

		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of BKD, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.	☐	☐	☐

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and proxy statement, both dated April 27, 2018 and audited financial statements.

Dated:	☐Check Box if You Plan
to Attend Annual Meeting

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.